Sub‑Item 770

Rule 10f-3 Transactions

 THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund (the “Fund”)

On October 7, 2015, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc., purchased 1,540 3.100% notes, due January 15, 2019, issued by General Motors Financial Co.(CUSIP  #37045XBB1) (the “Notes”), at a purchase price of $99.954 per Note, including a commission of .250% per Note.  The Notes were purchased from Deutsche Bank Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC

C.L. King & Associates, Inc.

Deutsche Bank Securities Inc.

Great Pacific Securities

Itau BBA USA Securities, Inc.

J.P. Morgan Securities LLC

Lloyds Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Santander Investment Securities Inc.

Siebert Brandford Shank & Co., L.L.C.

Société Générale

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on February 24-25, 2016.  These materials include additional information about the terms of the transaction.

Sub‑Item 770

Rule 10f-3 Transactions

 THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund (the “Fund”)

On October 7, 2015, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc., purchased 385 3.100% notes, due January 15, 2019, issued by General Motors Financial Co.(CUSIP  #37045XBB1) (the “Notes”), at a purchase price of $99.954 per Note, including a commission of .250% per Note.  The Notes were purchased from C.L. King & Associates, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC

C.L. King & Associates, Inc.

Deutsche Bank Securities Inc.

Great Pacific Securities

Itau BBA USA Securities, Inc.

J.P. Morgan Securities LLC

Lloyds Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Santander Investment Securities Inc.

Siebert Brandford Shank & Co., L.L.C.

Société Générale

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on February 24-25, 2016.  These materials include additional information about the terms of the transaction.

Sub‑Item 770

Rule 10f-3 Transactions

 THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund (the “Fund”)

On November 9, 2015, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc., purchased 1,700 4.60% notes, due May 13, 2046, issued by METLIFE Inc.(CUSIP  #59156RBR8) (the “Notes”), at a purchase price of $99.61 per Note, including a commission of .875% per Note.  The Notes were purchased from Deutsche Bank AG, Canada Branch, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

ANZ Securities, Inc.

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Credit Agricole Securities (USA) Inc.

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

ING Financial Markets, LLC

MFR Securities, Inc.

Mitsubishi UFJ Securities (USA), Inc.

nabSecurities, LLC

Samuel A. Ramirez & Company, Inc.

SMBC Nikko Securities America, Inc.

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on February 24-25, 2016.  These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/20/16

Sub‑Item 770

Rule 10f-3 Transactions

 THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund (the “Fund”)

On March 15, 2016, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc., purchased 1,650 3.336% notes, due March 18, 2021, issued by Ford Motor Credit Co. (CUSIP  #345397XW8) (the “Notes”), at a purchase price of $100.00 per Note, including a commission of .350% per Note.  The Notes were purchased from HSBC Securities (USA), Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

Banco Bradesco BBI S.A.

BB Securities Ltd.

BNY Mellon Capital Markets, LLC

Commerz Markets LLC

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBC Capital Markets, LLC

SG Americas Securities, LLC

UniCredit Capital Markets LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on April 27-28, 2016.  These materials include additional information about the terms of the transaction.

Sub‑Item 770

Rule 10f-3 Transactions

 THE DREYFUS/LAUREL FUNDS, INC.

Dreyfus Opportunistic Fixed Income Fund (the “Fund”)

On March 18, 2016, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc., purchased 3,200 1.850% notes, due March 22, 2019, issued by JPMORGAN CHASE & Co. (CUSIP  #46625HQU7) (the “Notes”), at a purchase price of $99.936 per Note, including a commission of .150% per Note.  The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate’s primary members:

ABN AMRO Securities (USA) LLC

Academy Securities, Inc.

BBVA Securities Inc.

BNY Mellon Capital Markets, LLC

Capital One Securities, Inc.

Danske Markets Inc.

Fifth Third Securities, Inc.

ING Financial Markets LLC

J.P. Morgan Securities LLC

Lebenthal & Co., LLC.

Lloyds Securities Inc.

Loop Capital Markets LLC

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

Regions Securities LLC

Scotia Capital (USA) Inc.

TD Securities (USA) LLC

The Williams Capital Group, L.P.

UniCredit Capital Markets LLC

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase in compliance with the Fund’s Rule 10f‑3 Procedures at the Fund’s Board meetings held on April 27-28, 2016.  These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* Dreyfus Funds	4/15/16